Exhibit 99.1

For Immediate Release
December 21, 2017

NW Natural Expands into Regulated Water Utility Sector with Acquisitions in Oregon and Idaho

PORTLAND, Ore. - NW Natural (NYSE: NWN) today announced that it has entered into agreements to acquire Salmon Valley Water Company and Falls Water Company, two privately owned water utilities in the Pacific Northwest. Salmon Valley, based in Welches, Ore., serves approximately 975 customers, and Falls Water, based in Idaho Falls, Idaho, serves approximately 5,500 customers. The acquisitions mark NW Natural’s entrance into the regulated water utility sector.

“The water utility sector is an excellent strategic fit for our company,” stated David H. Anderson, president and chief executive officer of NW Natural. “Each of the core competencies that NW Natural excels at - customer service, safety, environmental stewardship, reliability and managing critical distribution infrastructure - are equally applicable to the water utility sector. We look forward to bringing these capabilities to our new customers and stakeholders in Welches and Idaho Falls.”

Both Salmon Valley Water Company and Falls Water Company will continue to operate as standalone subsidiaries.

Anderson added, “While these transactions and the companies’ continuing operations are not expected to have a material impact on NW Natural’s financial results, we view these acquisitions as the first step in a broader strategy. The water utility sector has a risk profile and business model that is similar to our core gas utility. There are also substantial investment opportunities over the long term, as water infrastructure needs to be replaced and upgraded to serve growing communities with safe, clean drinking water.”

The transactions are subject to certain conditions, including approvals by the Public Utility Commission of Oregon and the Idaho Public Utilities Commission, and are expected to close in 2018.

About NW Natural
NW Natural (NYSE:NWN) is headquartered in Portland, Ore., and provides natural gas service to more than 730,000 residential, commercial, and industrial customers in western Oregon and southwestern Washington. NW Natural recently ranked first in the West in the 2017 J.D. Power Gas Utility Residential Customer Satisfaction Study, marking the 10th time in 11 years that NW Natural has scored among the top two gas utilities in the nation. Additional information is available at nwnatural.com.

Investor Contact: Nikki Sparley, 503-721-2530, nikki.sparley@nwnatural.com

Media Contact: Melissa Moore, 503-220-2436, melissa.moore@nwnatural.com

Forward-Looking Statements
This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events, investments, customer growth, transactions and the likelihood of approval or success thereof, strategic fit, financial results, revenues and earnings, performance, timing or effects of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors," and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the company's most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk," and Part II, Item 1A, "Risk Factors," in the company's quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

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